SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 14, 2002

NEXTEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19656	36-3939651
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 433-4000

(Former name or former address, if changed since last report)

Item 5.      Other Events.

        On August 14, 2002, Nextel Communications issued a press release announcing certain expectations for 2002 and other information, as more fully described in the press release, a copy of which is filed as Exhibit 99.3 hereto and which information is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)       Exhibits.

Exhibit No	Exhibit Description

99.1	Sarbanes-Oxley Act of 2002 Certifications
99.2	Statements under Oath relating to recent Securities & Exchange Commission Filings
99.3	Press Release

Item 9.      Regulation FD Disclosure

On August 14, 2002, we filed our quarterly report on Form 10-Q for the quarter ended June 30, 2002 with the Securities & Exchange Commission (“SEC”). Attached as correspondence to that Form 10-Q were the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which certifications are filed as exhibit 99.1 hereto. Simultaneously, Timothy M. Donahue and Paul N. Saleh delivered to the SEC the sworn statements relating to our recent SEC filings required by the SEC Order of June 27, 2002, which statements are filed as Exhibit 99.2 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

Date: August 14, 2002	By: /s/ Leonard J. Kennedy Leonard J. Kennedy Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Exhibit Description

99.1	Sarbanes-Oxley Act of 2002 Certifications
99.2	Statements under Oath relating to recent Securities & Exchange Commission Filings
99.3	Press Release